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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No. ___________)


   Filed by the Registrant:     /X/
   Filed by a party other than the Registrant: / /
   Check the appropriate box:
   / /  Preliminary Proxy Statement            / / Confidential for Use of the
   / /  Definitive Proxy Statement                 Commission Only (as permitted
   /X/  Definitive Additional Materials            by Rule 14a-6(e)(2))
   / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Omtool, Ltd.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   /X/  No fee required.

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transactions applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5)      Total fee paid:

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   / /  Fee paid previously with preliminary materials.

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   / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)      Amount Previously Paid:

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   (2)      Form, Schedule or Registration Statement No.:

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   (3)      Filing Party:

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   (4)      Date Filed:

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PROXY                                                                    PROXY

                             OMTOOL, LTD.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 1998


     The undersigned hereby appoints Robert L. Voelk and Darioush Mardan, or any of them, proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of Omtool, Ltd., to be held on May 22, 1998 at 10:00 a.m., at the offices of Testa, Hurwitz & Thibeault, LLP, Boston, Massachusetts, and at any adjournments or postponements of the Annual Meeting, and to vote as specified in this Proxy all the Common Stock of the Company which the undersigned would be entitled to vote if personally present. This Proxy when properly executed will be voted in accordance with your indicated directions. If no direction is made, this Proxy will be voted FOR the election of the Directors and FOR Proposals 2 and 3.

     The Board of Directors recommends a vote FOR the election of the Directors and FOR Proposals 2 and 3.

 YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE
           SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.
                  (Continued and to be signed on reverse side.)



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                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS

                                  OMTOOL, LTD.

                                  MAY 22, 1998


                Please Detach and Mail in the Envelope Provided
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/X/ PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

1.  To elect two Class I Directors each to serve for a three-year term


    For / /          Withheld / /

INSTRUCTONS: To withhold for a specific nominee, write that nominee's name on the space provided.

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NOMINEES:          Anthony J. Mark             Richard D. Cramer

2. To ratify the selection of the firm of Arthur Andersen LLP as auditors for the fiscal year ending December 31, 1998.

    For / /         Against / /         Abstain / /

3. To transact such other business as may properly come before the meeting and any adjournments thereof.

    For / /         Against / /         Abstain / /

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT.

Signature(s)
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Date:                     , 1998
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NOTE: Please sign exactly as your name appears. Joint owners should each sign separately. Where applicable, indicate your official position or representative capacity.